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                                                                  Exhibit 10.12

                          1994 AMENDMENT TO AGREEMENTS
                                     BETWEEN
                         AIRLINES REPORTING CORPORATION
                                      AND
                          NATIONAL CITY BANK, KENTUCKY
                   (F/K/A, First National Bank of Louisville)
                      AND NATIONAL CITY PROCESSING COMPANY
                   (F/K/A, National Processing Company, Inc.)



     The purpose of this Agreement is to amend, where noted, certain agreements between the parties, specifically, 1) the Agreement between Airlines Reporting Corporation and First National Bank of Louisville and National Processing Company, Inc. for Area Settlement Plan Processing Services, dated October 16, 1986; 2) the Agreement between Airlines Reporting Corporation and National Processing Company, Inc. for Travel Agent Management Information System, dated September 24, 1987; and, 3) the Amendment to Agreements between Airlines Reporting Corporation and First National Bank of Louisville and National Processing Company, Inc., dated December 12, 1991. As detailed in the Memorandum of Agreement entered into between Airlines Reporting Corporation and National City Processing Company, dated September 1, 1994, the parties agree that the prime purpose for these amendments is to summarize the future business relationship between Airlines Reporting Corporation ("ARC") and National City Processing Company ("NPC").


1.   CURRENT AGREEMENTS STILL IN EFFECT
     ----------------------------------

     Unless specifically noted to the contrary in this Agreement, the current provisions of the above-referenced agreements between the parties remain in full force and effect. The parties agree


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that the amended agreements between the parties will be rewritten to consolidate all of the existing contracts and their respective addendum and amendments, without any intent by either party to renegotiate the terms of any such contracts.


2.   TERM OF AGREEMENT
     -----------------

     This Agreement shall both extend the terms and duration of the above-referenced agreements between the parties until December 31, 2001, and address the parties' agreements with respect to Interactive Agent Reporting ("IAR") . This Agreement shall end after completion of all services relating to the ASP processing (e.g., data capture, output reporting and carrier disbursements), IAR services, and TAMIS services for the period ending December 30, 2001, excluding any and all services relating to reports not received by noon on January 7, 2002. It is agreed that NPC shall not be required to provide ASP processing services, IAR services, TAMIS services or consequential processing after January 10, 2002.


3.   COVERAGE
     --------

     (A) NPC will be the exclusive processing vendor, and thereby provide the services set forth in the above-referenced agreements between the parties, for all those travel agents (i.e., ACN locations) whose sales reports are processed by ARC, either manually or electronically.

     (B) ARC may move "support functionality" (such as TAMIS, select master file copies, or non-core production functions) from the mainframe at NPC to ARC owned and

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operated personal computers or office environment mini computers.


4.   INTERACTIVE AGENT REPORTING
     ---------------------------

     (A) NPC will be the exclusive processing vendor for all electronic travel agency sales reports and will be the exclusive facilities service provider for ARC during the development, beta, implementation, and ongoing production processing of Interactive Agent Reporting.

     (B) ARC will decide on the architectural solution, and such will be placed at, owned, and operated by NPC.

     (C) ARC will retain the right to produce, own, and operate a development and/or test system.

     (D) Any software developed by ARC in connection with Interactive Agent Reporting, as well as any software to support ARC developed by ARC'S systems staff (see S5, below), is and shall remain the sole property of ARC.


5.   CONSOLIDATION OF SYSTEMS STAFF
     ------------------------------

     (A)  Transfer of Positions
          ---------------------

               Thirty-three (33) positions in the NPC ASD-Systems group and their functions and responsibilities are agreed to be consolidated with the ARC - Information Systems group (and such was accomplished in October 1994). The positions will report to and be payrolled by

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          ARC. NPC will use reasonable efforts to assist ARC in the transfer of the incumbents in these positions, to the extent such efforts are not in conflict with applicable law or NPC's employment policies or practices.

     (B)  Transfer of Furniture and Equipment
          -----------------------------------

               Upon the consolidation of systems staff described in Section 5(A) hereof, the furniture and/or equipment (i.e., personal computers, printers, file cabinets, etc.) used to support those thirty-three (33) positions that were utilized seventy-five percent (75%) or more for ARC operational activities will, at NPC's option, be purchased by ARC at NPC's book value.

     (C)  Transfer of Hardware
          --------------------

               The hardware used by ARC employees associated with TAMIS was transferred to ARC's control in October, 1994, in accordance with the current NPC lease, at ARC's expense.

     (D)  Continuing Service
          ------------------

               NPC will continue to provide to ARC the computer test time, facilities, as provided for in the Supplemental Agreement, to be signed February 1995, and any supplies ordered

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          by ARC through NPC for the systems staff.


6.   TRANSMISSION CONTROL NUMBER ("TCN") CONTRACTS
     ---------------------------------------------

     (A)  Definition
          ----------

          I. "Control Files" shall mean the data files containing the information made available from the Computerized Reservation Systems-produced tickets generated by agents that report to ARC under the Area Settlement Plan.

     (B)  Assignment of TCN Contracts
          ---------------------------

     Subject to the airlines' concurrence, the TCN contracts will be assigned to ARC, and the existing relationships will be redirected from NPC to ARC. ARC will negotiate new contracts for the "Control Files" as appropriate.

     (C)  Management of Control Files
          ---------------------------

     ARC will be responsible for managing the "Control Files." However, NPC will continue to handle the "day-to-day" Control File operations. ARC shall notify NPC as necessary, in writing, as to the rates to be used within the Area Settlement Plan Processing Services System to calculate all TCN payments to be made by NPC on ARC's behalf, and to whom such payments are to be made.

     (D)  Payments to NPC Concerning TCN Markup
          -------------------------------------

     NPC's mark-up on TCN expenses is calculated from the actual year-to-date TCN expenses from January, 1994 through July, 1994. The amounts of the mark-up payments, to be made in a manner that


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the parties mutually agree to, are as follows:


     I. For the period August 1, 1994 through December 31, 1994, ARC will pay NPC Seven Hundred Seventy Seven Thousand Dollars ($777,00).

     II. For the period January 1, 1995 through December 31, 1995, ARC will pay NPC One Million Eight Hundred Sixty Five Thousand Dollars ($1,865,000).

     III. For the period January 1, 1996 through December 31, 1996, ARC will pay NPC One Million Eight Hundred Sixty Five Thousand Dollars ($1,865,000).

     (E)  Cessation of Payments To NPC Concerning TCN Markup
          --------------------------------------------------

     After December 31, 1996, ARC will not make any mark-up payments to NPC based on TCN expenses.


7.   NPC'S COSTS
     -----------

     (A) With respect to the calculation of NPC's actual costs, as used as a basis for payments to NPC in Section 5.1 of the 1991 Amendment to Agreements, such costs (and mark-up), for systems operations shall be limited to computer test time, facilities, as provided for in the Supplemental Agreement, to be signed February 1995, and any supplies ordered by ARC through NPC, for systems staff, upon the consolidation of systems staff as described in Section 5 of this Agreement which was accomplished in October, 1994.

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     (B)  As of August 1, 1994, costs associated with TCN charges are not includable in NPC' s actual costs for cost mark-up purposes.

     (C) ARC shall reimburse NPC for all actual TCN costs paid by NPC on ARC's behalf.


8.   INCENTIVE PAYMENTS TO NPC
     -------------------------

     (A) For cost savings programs implemented in the 1994 calendar year or earlier, ARC will be liable for incentive payments to NPC, in accordance with this Section, only until December, 1996.

     (B) For cost savings programs implemented in the 1995 or 1996 calendar years, ARC will be liable for incentive payments to NPC, in accordance with this Section, for thirty-six (36) months after implementation of such program.

     (C) For cost savings programs implemented in the 1997 calendar year or later, ARC will be liable for incentive payments to NPC, in accordance with this Section, until December 31, 2001.

     (D) Incentive payments will not be made for cost reductions resulting from the transfer of agents from manual processing to electronic processing (See Section 4 above)

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     (E)  Incentive payments will not be made for cost reductions resulting from the consolidation of Systems staff, as described in Section 5 hereof.

     IN WITNESS WHEREOF, ARC and NPC have executed and delivered this Agreement, as of the 31st day of December, 1994.



AIRLINES REPORTING CORPORATION

By /s/ David R. B. Collins
   ---------------------------
Title President
      ------------------------
Date December 31, 1994
     -------------------------



NATIONAL CITY PROCESSING COMPANY

By /s/ Robert E. Johnson
   ----------------------------
Title Executive Vice President
      -------------------------
Date December 31, 1994
     --------------------------



NATIONAL CITY BANK, KENTUCKY

By /s/ Delroy R. Hayunga
   ----------------------------
Title Executive Vice President
      -------------------------
Date December 31, 1994
     --------------------------


2-23-95


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